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                                                                  EXHIBIT 99 (b)



    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Detrex Corporation, a Michigan corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended December 31, 2002, as filed with the Securities Exchange Commission on the date hereof ( the "Report") that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


March 28, 2003                          /s/ Thomas E. Mark
                                        ----------------------------------------
                                        Thomas E. Mark
                                        President and Chief Executive Officer


March 28, 2003                          /s/ Steven J. Quinlan
                                        ----------------------------------------
                                        Steven J. Quinlan
                                        Vice-President -- Finance, Chief
                                        Financial Officer and Treasurer